EXHIBIT  10


                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of Amendment No. 1 to the initial Schedule 13D dated July 9, 2003, and all future Amendments thereto. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Joint Filing Agreement this 1st day of July, 2004.



                                         /s/  Gerard E. Munera
                                         -----------------------
                                         Gerard E. Munera


                                         Synergex Group LLC

                                         By: /s/ Gerard E. Munera
                                            -----------------------
                                         Name:  Gerard E. Munera
                                         Title: Managing Member